                                                                    EXHIBIT 10.3

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into as of July 29, 1996, by and among Lasertechnics, Inc., a Delaware corporation ("Company"), Swartz Investments, LLC, a Georgia limited liability company ("Swartz Investments") and the subscribers (hereinafter referred to as "Subscribers" or "Investors") to the Company's offering ("Offering") of up to Eight Million Five Hundred Thousand Dollars ($8,500,000) of Series D Convertible Preferred Stock (the "Preferred Stock") pursuant to the Regulation D Securities Subscription Agreement between the Company and the Subscribers ("Subscription Agreement").

          1.   DEFINITIONS. For purposes of this Agreement:

          (a) The term "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933 (the "Act"), and pursuant to Rule 415 under the Act or any successor rule, and the declaration or ordering of effectiveness of such registration statement or document;

          (b) For purposes of the Required Registration under Section 2 hereof, the term "Registrable Securities" means the shares of the Company's Common Stock $.01 par value per share ("Common Stock"), together with any capital stock issued in replacement of, in exchange for or otherwise in respect of such Common Stock, issuable or issued upon (i) conversion of the Preferred Stock issued to Subscribers in the Offering and (ii) exercise of the Warrants. For purposes of a Demand Registration under Section 3 hereof or a Piggyback Registration under
Section 4 hereof, "Registrable Securities" shall have the meaning set forth above, except that shares of Common Stock obtainable (x) on conversion of the Preferred Stock (in whole or in part) and (y) on exercise of the Warrant (the "Warrant Shares"), shall not constitute Registrable Securities if those shares of Common Stock may be resold in a public transaction without registration under the Act, including without limitation pursuant to Rule 144 under the Act. For purposes of Sections 2, 3 and 4, any Registrable Securities resold pursuant to an effective registration statement or pursuant to Rule 144 shall cease to constitute Registrable Securities;

          (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock which have been issued or are issuable upon conversion of the Preferred Stock and exercise of the Warrants at the time of such determination;

          (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any permitted assignee thereof;

          (e) The term "Warrants" means the warrants granted to Swartz Investments or to persons designated by Swartz Investments in connection with this Offering and in connection with any prior offerings of securities of the Company in which warrants were granted to Swartz Investments or to persons designated by Swartz Investments;

          (f) The term "Prospectus" means the prospectus included in the registration statement as of the date it becomes effective under the Act and, in the case of references to the Prospectus as of a date subsequent to the effective date of the registration statement, as amended or supplemented as of such date, including all documents incorporated by reference therein, as amended, and each prospectus supplement relating to the offering and sale of any of the Registrable Securities;

          (g) The term "Initiating Holders" means (i) holders of Registrable Securities obtained or obtainable upon conversion of at least Two Hundred (200) shares of Preferred Stock;

          (h) The term "Due Date" means the date which is ninety (90) days after the Last Closing (as defined in the Subscription Agreement) of the Offering; and

          (i) The term "Last Closing" has the meaning ascribed to it in the Subscription Agreement.

          2.   REQUIRED REGISTRATION.

          (a) Within twenty (20) days after the Last Closing, the Company shall file a registration statement ("Registration Statement") on Form S-3 (or other suitable form, at the Company's discretion but subject to the reasonable approval of the Investors), covering the resale of all shares of Registrable Securities then outstanding.

          (b) The Registration Statement shall permit the resale of the Registrable Securities covered thereby to be offered and sold on a delayed or continuous basis pursuant to Rule 415 under the Act. The Company shall use its best efforts to cause the Registration Statement to be declared effective within ninety (90) days after the Last Closing.

          (c) If the Registration Statement is not declared effective by the Due Date, the Company shall continue to use its best efforts to obtain a declaration of effectiveness and shall pay the Investors an amount ("Late Registration Payment") equal to two percent (2%) per month of the aggregate amount of Preferred Stock sold in the Offering, compounded monthly and accruing daily, until the Registration Statement or a registration statement filed pursuant to
Section 3 or Section 4 is declared effective, payable in common stock, which common stock shall also be deemed "Registrable Securities" for the purpose of this Agreement. The Late Registration Payment is not in addition to the Late Registration Payment contemplated by the Subscription Agreement. In the event a Late Registration Payment is required, upon conversion of each share of Preferred Stock, the numerator of the Conversion Rate formula (which formula is set forth in Section 5(a) of the Certificate of Designation) shall be increased by the amount of the Late Registration Payment attributable to such share, as set forth below:

          = Late Registration Payment + [(.08)(N/365)($10,000)] + $10,000
           --------------------------------------------------------------
                               Conversion Price

The accrual amount payable will be tolled for any periods occasioned by a delay of a registration statement under Section 3 as a result of the choice of the Holders to have that registration statement underwritten.

          3.   DEMAND REGISTRATION.

          (a) If the Registration Statement described in Section 2 above is not effective by the Due Date, Initiating Holders may notify the Company in writing and demand that the Company file a registration statement under the Securities Act (a "Demand Registration Statement") covering the resale of the Registrable Securities then outstanding. Upon receipt of such notice, the Company shall, within ten (10) days thereafter, give written notice of such request to all Holders and shall, subject to the limitations of subsections 3(b) and 5(b), as soon as practicable, and in any event within sixty (60) days after the receipt of such request, effect registration under the Act of all Registrable Securities which the Holders request, by notice given to the Company within ten (10) days of receipt of the Company's notice.

          (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 3 and the Company shall include such information in the written notice referred to in subsection 3(a). In such event, the right of any other Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 6(f)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, and reasonably acceptable to the Company. The Holder will not be required to make any representation other than as to its ownership of the Registrable Securities and its intended method of distribution.

          (c) The Company is obligated to effect only one (1) demand registration pursuant to Section 3 of this Agreement. The Company agrees to include all Registrable Securities held by all Holders in such registration statement without cutback or reduction. In the event the Company breaches its obligation of the preceding sentences, any Holders of the Registrable Securities which were not included in such registration statement shall be entitled to a second demand registration for such excluded securities and the Company shall keep such registration statement effective as required by Section 6.

          (d) The Company represents that it is presently eligible to effect the registration contemplated in Section 2 and Section 3 hereof on Form S-3 and will use its best efforts to continue to take such actions as are necessary to maintain such eligibility.

          4. PIGGYBACK REGISTRATION. If the Registration Statement described in Section 2 is not effective by the Due Date, and no demand for a Demand Registration Statement has been made pursuant to Section 3, and if (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its Common Stock under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely for the sale of securities to participants in a Company stock plan or a registration on Form S-4 promulgated under the Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities or upon an exchange offer for securities of the issuer or another entity), the Company shall, at such time, promptly give each Holder written notice of such registration (a "Piggyback Registration Statement"). Upon the written request of each Holder given by fax within ten (10) days after mailing of such notice by the Company, which request shall state the intended method of disposition of such shares by such Holder, the Company shall cause to be included in such registration statement under the Act all of the Registrable Securities that each such Holder has requested to be registered ("Piggyback Registration"); nothing herein shall prevent the Company from withdrawing or abandoning the registration statement prior to its effectiveness.

          5.   LIMITATION ON OBLIGATIONS TO REGISTER.

          (a) In the case of a Piggyback Registration on an underwritten public offering by the Company, if the managing underwriter determines and advises in writing that the inclusion in the registration statement of all Registrable Securities proposed to be included would interfere with the successful marketing of the securities proposed to be registered by the Company, then the number of such Registrable Securities to be included in the registration statement shall be allocated among all Holders who had requested Piggyback Registration, in the proportion that the number of Registrable Securities which each such Holder, including Swartz Investments, seeks to register bears to the total number of Registrable Securities sought to be included by all Holders, including Swartz Investments.

          (b) Notwithstanding anything to the contrary herein, the Company shall have the right (i) to defer the initial filing or request for acceleration of effectiveness of any Demand

Registration Statement or Piggyback Registration Statement or (ii) after effectiveness, to suspend effectiveness of any such registration statement, if, in the good faith judgment of the board of directors of the Company and upon the advice of counsel to the Company, such delay in filing or requesting acceleration of effectiveness or such suspension of effectiveness is necessary in light of (i) the requirement by the underwriter in a public offering by the Company that such registration statement be delayed or suspended or (ii) the existence of material non-public information (financial or otherwise) concerning the Company, disclosure of which at the time is not, in the opinion of the board of directors of the Company upon the advice of counsel, (A) otherwise required and (B) in the best interests of the Company; provided, however, that solely in the case of a demand registration the Company will not delay filing or suspend the use of such registration statement for more than three (3) months from the date it otherwise was required to effect such filing or the date it suspended its use, as applicable, unless it is then engaged in an acquisition that would make such registration impracticable, in which case it will use its best efforts to eliminate such impracticability as soon as possible after such three (3) month period.

          (c) In the event the Company believes that shares sought to be registered under Section 2, Section 3 or Section 4 by Holders do not constitute "Registrable Securities" by virtue of Section 1(b) of this Agreement, and the status of those Shares as Registrable Securities is disputed, the Company shall provide, at its expense, an Opinion of Counsel, reasonably acceptable to the Holders of the Securities at issue (and satisfactory to the Company's transfer agent to permit the sale and transfer) that those securities may be sold immediately, without restriction or resale, without registration under the Act, by virtue of Rule 144 or applicable provisions.

          (d) The Company is not obligated to effect a Demand Registration under this Section 3: i) during the 90 day period after the Due Date, so long as the Registration Statement has been filed, and the Company is using its best efforts to obtain a declaration of the effectiveness of the Registration Statement during such period or, ii) if in the opinion of counsel to the Company reasonably acceptable to the person or persons from whom written request for registration has been received (and satisfactory to the Company's transfer agent to permit the transfer) that registration under the Act is not required for the immediate transfer of all of the Registrable Securities pursuant to Rule 144 or other applicable provision.

          6. OBLIGATIONS TO INCREASE THE NUMBER OF AVAILABLE SHARES. In the event that the number of shares available under a registration statement filed pursuant to Section 2 or Section 3 is insufficient to cover all of the Registrable Securities then outstanding, the Company shall amend that registration statement, or file a new registration statement, or both, so as to cover all shares of Registrable Securities then outstanding. The Company shall effect such amendment or new registration within sixty (60) days of the date the registration statement filed under Section 2 or Section 3 is insufficient to cover all the shares of Registrable Securities then outstanding. Any registration statement filed hereunder shall, to the extent permissible by the rules and regulations of the Securities and Exchange Commission ("SEC"), state that, in accordance with Rule 416 under the Act, such registration statement also covers such indeterminate numbers of additional shares of Common Stock as may become issuable upon conversion of the Preferred Stock to prevent dilution resulting from stock changes or by reason of changes in the conversion price in accordance with the terms thereof. Unless and until such amendment or new registration statement is effective, the Investors shall have the rights described in Section 2(c) above.

          7. OBLIGATIONS OF THE COMPANY. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective.

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the Prospectus as may be necessary to keep the Prospectus current and in compliance in all material respects with the provisions of the Act.

          (c) keep any registration statement effective until the sooner to occur of (A) such time as the Holders of Registrable Securities covered by such registration statement have completed the distribution described in the registration statement, and (B) such time as all of the Registrable Securities covered by such registration statement may be sold without any volume limitation pursuant to Rule 144 promulgated under the Act ("Rule 144").

          (d) furnish to the Holders such numbers of copies of a Prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (e) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions in the United States as shall be reasonably requested by the Holders of the Registrable Securities covered by such registration statement; provided, however, that the Company shall in no event be required to qualify to do business as a foreign corporation or a dealer in any jurisdiction where it is not so qualified, to conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such jurisdiction, to execute or file any general consent to service of process under the laws of any jurisdiction, to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the Registrable Securities covered by such registration statement, or to subject itself to taxation in any jurisdiction where it has not theretofore done so.

          (f) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in such form as are reasonable and customarily entered into by issuers in secondary distributions, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (g) furnish, at the request of any Holder whose Registrable Securities are being registered pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the outside counsel of recognized standing (or reasonably acceptable to Holder) representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders whose Registrable Securities are being registered.

          (h) as promptly as practicable after becoming aware of such event, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the registration statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Holder as such Holder may reasonably request.

          (i) provide Holders with written notice of the date that a registration statement registering the resale of the Registrable Securities is declared effective by the SEC, and the date or dates when the registration statement is no longer effective.

          (j) provide Holders and their representatives the opportunity to conduct a reasonable due diligence inquiry of Company's pertinent financial and other records and make available its officers, directors and employees for questions regarding such information as it relates to information contained in the registration statement.

          (k) provide Holders and their representatives the opportunity to review the registration statement and all amendments thereto a reasonable period of time prior to their filing with the SEC.

          8. OBLIGATIONS OF THE HOLDERS. The Company's obligations under this Agreement (including without limitation, its obligations under Section 2(a) hereof) with respect to a Holder shall be conditioned upon such Holder's compliance with the following:

          (a) During such time as the Company is preparing a registration statement, and for so long as the Company as the Company is obligated to keep the registration statement effective, such Holder will provide to the Company, in writing, for use in the registration statement, all information regarding such Holder and such other information as may be necessary to enable the Company to prepare the registration statement and the Prospectus and to maintain the currency and effectiveness thereof;

          (b) any Holder shall enter into such agreements with the Company and any underwriter, broker-dealer or similar securities industry professional containing representations, warranties, indemnities and agreements as are in each case reasonable and customarily entered into and made by selling stockholders, and in the case of an underwritten offering, will cause its counsel to give any legal opinions customarily given, in secondary distributions under similar circumstances;

          (c) during such time as such Holder may be engaged in a distribution of the Registrable Securities, such Holder will comply with all applicable laws including but not limited to Rules 10b-6 and 10b-7 promulgated under the Exchange Act of 1934 (the Exchange Act");

          (d) on notice from the Company that, as set forth in Section 5(b), it requires the suspension by such Holder of the distribution of any of the Registrable Securities, such Holder shall cease offering or distributing the Registrable Securities until such time as the Company notifies such Holder that offering and distribution of the Registrable Securities may recommence.

     9. EXPENSES OF REQUIRED OR DEMAND REGISTRATION. All expenses other than underwriting discounts and commissions and fees and expenses of counsel and accountants to the selling Holders incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, shall be borne by the Company.

     10. EXPENSES OF COMPANY REGISTRATION. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registration pursuant to Section 4 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto but excluding underwriting discounts and commissions and fees and expenses of counsel to the selling Holders relating to Registrable Securities.

     11. INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Agreement:

     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers and directors of each Holder, and each person, if any, who controls such Holder within the meaning of the Act or the Exchange Act (collectively, the "Holder Indemnified Parties") against any losses, claims, damages, or liabilities (joint or several) (collectively "Losses") to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law; and the Company, subject to Section 11(c), will reimburse each such Holder Indemnified Party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss; provided, however, that the indemnity agreement contained in this subsection 11(a) shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided, further, that the Company will not indemnify or hold harmless any Holder Indemnified Party from or against any such Losses (i) that arise out of or are based upon any violation of any federal or state securities laws, rules or regulations committed by any of the Holder Indemnified Parties (or any person who controls any of them or any agent, broker-dealer or underwriter engaged by them) or in the case of a non-underwritten offering, any failure by such Holder to give any purchaser of Registrable Securities at or prior to the written confirmation of such sale, a copy of the most recent Prospectus or (ii) if the Violation upon which such Losses or expenses are based (x) was made in reliance upon and in conformity with the information provided by or on behalf of any Holder Indemnified Party specifically for use or inclusion in the registration statement or any Prospectus, or (y) was made in any Prospectus used after such time as the Company advised such Holder that the filing of a post-effective amendment or supplement thereto was required, except the Prospectus as so amended or supplemented, or (z) was made in any Prospectus used after such time as the obligation of the Company hereunder to keep the registration statement effective and current has expired or been suspended hereunder.

     (b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act or the Exchange Act (collectively the "Company Indemnified Parties") against any Losses (joint or several) to which the Company Indemnified Parties may become subject, under the Act, the Exchange Act or other federal or state law, insofar as such Losses (or actions in respect thereto) arise out of or are based upon any (i) Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use or inclusion in the registration statement or any Prospectus, or (ii) the use of any Prospectus after such time as the Company has advised such Holder that the filing of a post-effective amendment or supplement thereto is required, except the Prospectus as so amended or supplemented, or (iii) the use of any Prospectus after such time as the obligation of the Company hereunder to keep the registration statement effective and current has expired or been suspended hereunder, or (iv) any violation by such Holder or any person who controls such Holder within the meaning of either the Act or the

Exchange Act (or any agent, broker-dealer or underwriter engaged by such Holder or any such controlling person) of any federal or state securities law or rule or regulation thereunder or in the case of a non-underwritten offering, any failure by such Holder to give any purchaser of Registrable Securities at or prior to the written confirmation of such sale, a copy of the most recent Prospectus; and subject to Section 11(c), each such Holder will reimburse any legal or other expenses reasonably incurred by the Company Indemnified Party in connection with investigating or defending any such Loss or action; provided, however, that the indemnity agreement contained in this subsection 11(b) shall not apply to amounts paid in settlement of any such Loss or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 11(b) exceed the net proceeds from the offering received by such Holder.

     (c) Promptly after receipt by an indemnified party under this Section 11 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 11, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 11, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 11.

     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 11 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and each holder of Registrable Securities agree to contribute to the aggregate Losses to which the Company and one or more of the holders of Registrable Securities may be subject in such proportion as is appropriate to reflect the relative fault of the Company and the Holders in connection with the Violations which resulted in such Losses; provided, however, that in no case shall any Holder be responsible for any amount in excess of the net purchase price of securities sold by it under the registration statement. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by the Holders. The Company and the Holders agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10 each Holder Indemnified Party shall have the same rights to contribution as such Holder, and each Company Indemnified Party shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

     (e) The obligations of the Company and Holders under this Section 10 shall survive the redemption and conversion, if any, of the Preferred Stock, the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

     12. REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144;

     (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

     (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed with the SEC by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration.

     13. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities provided that the amendment treats all Holders equally. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company.

     14. NOTICES. All notices required or permitted under this Agreement shall be made in writing signed by the party making the same, shall specify the section under this Agreement pursuant to which it is given, and shall be addressed if to (i) the Company at: Chief Financial Officer, Lasertechnics, Inc., 3208 Commander Drive, Carrollton, TX 75006; Telephone No. (214) 407-6080, Telecopy No. (214) 407-9805 and (ii) the Holders at their respective last address as the party shall have furnished in writing as a new address to be entered on such register. Any notice, except as otherwise provided in this Agreement, shall be made by fax and shall be deemed given at the time of transmission of the fax.

     15.  TERMINATION. This Agreement shall terminate on the earlier to occur of
(a) the date that is three(3) years from the date of this Agreement and (b) the date the distribution of all Registrable Securities described in any registration statement filed pursuant to this Agreement is completed; but without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination (ii) other indemnification obligations under this Agreement or (iii) the Company's obligation to maintain the effectiveness of a registration statement filed prior thereto in accordance with the terms hereof, and to fulfill its obligation hereunder in respect thereof until it is no longer required to maintain the effectiveness thereof.

     16. ASSIGNMENT. No assignment, transfer or delegation, whether by operation of law or otherwise, of any rights or obligations under this Agreement by the Company or any Holder, respectively, shall be made without the prior written consent of the majority in interest of the Holders or the Company, respectively; provided that the rights of a Holder may be transferred to a subsequent holder of the Holder's Registrable Securities (provided such transferee shall not have acquired such Registrable Securities pursuant to an effective registration statement or Rule 144 and such tranferee shall agree in writing to be bound as a Holder by the terms of this Agreement); and provided further that the Company may transfer its rights and obligations under this Agreement to a purchaser of all or a substantial portion of its business if the obligations of the Company under this Agreement are assumed in connection with such transfer, either by merger or other operation of law (which may include without limitation a transaction whereby the Registrable Shares are converted into securities of the successor in interest) or by specific assumption executed by the transferee.

     17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the Exchange Act, which matters shall be construed and interpreted in accordance with such laws.


     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                              LASERTECHNICS, INC.


                              By: ____________________________________
                                  E.A. Milo Mattorano,
                                  Vice President and Chief Financial Officer


                              Address:
                                  Lasertechnics, Inc.
                                  3208 Commander Drive
                                  Carrollton, TX  75006
                                  Telephone No. (214) 407-6080
                                  Telecopy No. (214) 407-9805


                              SWARTZ INVESTMENTS, LLC


                              By: ____________________________________
                                  Eric Swartz
                                  President

                              Address:  200 Roswell Summit, Suite 285
                                        1080 Holcomb Bridge Road
                                        Roswell, GA  30076

                              INVESTOR(S)

                              _______________________________________
                              Investor's Name

                              By:____________________________________
                                              (Signature)
                              Address:________________________________

                                      _______________________________

                                      _______________________________